UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                FEBRUARY 27, 2008
                Date of Report (Date of earliest event reported)

                               EPICEPT CORPORATION
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             (Exact name of registrant as specified in its charter)

          DELAWARE                     000-51290                52-1841431
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  (State or other jurisdiction       (Commission              (IRS Employer
        of incorporation)            File Number)            Identification No.)

       777 OLD SAW MILL RIVER ROAD
           TARRYTOWN, NEW YORK                                    10591
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 (Address of principal executive offices)                       (Zip Code)

                                 (914) 606-3500
              (Registrant's telephone number, including area code)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01   OTHER INFORMATION.

                  On February 27, 2008, EpiCept Corporation (the "Registrant")
            issued a press release announcing a non-binding opinion by a European regulatory authority on the marketing application for Ceplene.

                  A copy of the press release is being filed as Exhibit 99.1 to this Form 8-K.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

            (c) Exhibits

            99.1  Press release of EpiCept Corporation, dated February 27, 2008.




















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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                EPICEPT CORPORATION


                                                /s/  Robert W. Cook
                                                -------------------------------
                                                Name:  Robert W. Cook
                                                Title: Chief Financial Officer

Date:  February 28, 2008






















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                                  EXHIBIT INDEX

EXHIBIT                                   DESCRIPTION
-------                                   -----------

  99.1            Press release of EpiCept Corporation, dated February 27, 2008.

























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